                                     ------------------------------------------
                                     MFS(R) INFLATION-ADJUSTED BOND FUND
                                     ------------------------------------------
                                     MARCH 1, 2005 AS REVISED ON APRIL 15, 2005

M F S(SM)                                               STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT(R)                                            INFORMATION

A SERIES OF MFS SERIES TRUST IX
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated March 1, 2005. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.




                                                                  IAB-SAI  3/05

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------

                                                                          Page
I      Definitions .......................................................    3

II     Management of the Fund ............................................    3

       The Fund ..........................................................    3

       Trustees and Officers -- Identification and Background ............    3

       Trustee Compensation and Committees ...............................    3

       Affiliated Service Provider Compensation ..........................    3

III    Sales Charges and Distribution Plan Payments ......................    4

       Sales Charges .....................................................    4

       Distribution Plan  Payments .......................................    4

IV     Portfolio Transactions and Brokerage Commissions ..................    4

V      Share Ownership ...................................................    4

VI     Investment Techniques, Practices, Risks and Restrictions ..........    4

       Investment Techniques, Practices and Risks ........................    4

       Investment Restrictions ...........................................    4

VII    Tax Considerations ................................................    4

VIII   Independent Registered Public Accounting Firm and Financial
       Statements ........................................................    4

       Appendix A -- Trustee Compensation and Committees .................  A-1

       Appendix B -- Affiliated Service Provider Compensation ............  B-1

       Appendix C -- Sales Charges and Distribution Plan Payments ........  C-1

       Appendix D -- Portfolio Transactions and Brokerage Commissions ....  D-1

       Appendix E -- Share Ownership .....................................  E-1

I     DEFINITIONS
      "Fund" - MFS Inflation - Adjusted Bond Fund, a series of the Trust.

      "Trust" - MFS Series Trust IX, a Massachusetts business trust, organized in 1985. The Trust was known as "MFS Fixed Income Trust" prior to January 18, 1995, and as "Massachusetts Financial Bond Fund" prior to January 7, 1992.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.

      "Prospectus" - The Prospectus of the Fund, dated March 1, 2005, as amended or supplemented from time to time.

II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the Committees of the Board of Trustees, is set forth in Appendix A of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services and to MFD for program management services -- for certain specified periods, is set forth in Appendix B to this Part I.

        In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund, considered separately from other MFS funds, but giving due consideration to their common interests. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

        Nature, Quality, Cost and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs, expense recapture programs, class action recovery program and MFS' interaction with third-party service providers, principally custodians and sub-custodians.

        Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of peer groups of funds.

        Expenses. The Trustees considered the Fund's advisory fee and total expense ratios and the advisory fee and total expense ratios of peer groups of funds. The Trustees also considered the advisory fees charged by MFS to institutional accounts having comparable investment objectives and policies to the Fund. Additionally, the Trustees considered any existing fee breakpoints/waivers or expense limitations agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

        Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

        Profitability. The Trustees considered the level of MFS' costs and profits with respect to the management of the Fund and MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and with respect to the MFS funds considered as a group, as well as other investment companies and accounts advised by MFS, and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

        Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.

        Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and as well as from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services, and various other factors.

        The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice and with whom they met separately on several occasions. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading "Portfolio Transactions and Brokerage Commissions."

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. From time to time, the Adviser prepares a list of broker-dealer firms that have been determined by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions to be allocated to each of these Research Firms, subject to certain requirements (see "Portfolio Transactions and Brokerage Commissions" in Part II of the SAI). The amount of transactions allocated to Research Firms, and related commissions, for the Fund's most recent fiscal year are set forth in Appendix D to this Part I.

V     SHARE OWNERSHIP
      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.

VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

      INVESTMENT RESTRICTIONS
      The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.

VII   TAX CONSIDERATIONS

      For a discussion of tax considerations, see Part II.

VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        The Fund's Financial Statements and Financial Highlights for the fiscal year ended October 31, 2004, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set forth below.

    TRUSTEE COMPENSATION TABLE
    ...........................................................................

                             TRUSTEE FEES FROM     TOTAL TRUSTEE FEES FROM FUND
    NAME OF TRUSTEE               FUND(1)              AND FUND COMPLEX(2)
    ---------------------------------------------------------------------------

    Lawrence H. Cohn, M.D.          $0                   $196,098
    David H. Gunning(3)             $0                   $196,098
    William R. Gutow                $0                   $196,098
    Michael Hegarty(4)             N/A                   $ 20,977
    J. Atwood Ives                  $0                   $266,098
    Amy B. Lane(3)                  $0                   $197,098
    Abby M. O'Neill(4)              $0                     N/A
    Lawrence T. Perera              $0                   $201,098
    William J. Poorvu(5)            $0                   $207,098
    J. Dale Sherratt                $0                   $211,098
    Elaine R. Smith                 $0                   $201,098
    Ward Smith(6)                   $0                   $144,152

    ----------------
    (1) For the fiscal year ended October 31, 2004.
    (2) Information is provided for the calendar year 2004. Each Trustee receiving compensation served as Trustee of 97 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2004 of approximately $92 billion).
    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.
    (4) Mr. Hegarty became a Trustee of the Fund on December 16, 2004 and Ms. O'Neill retired as a Trustee of the Fund on December 31, 2004.
    (5) Mr. Poorvu retired as Trustee of the Fund on December 31, 2004.
    (6) Mr. Smith passed away on August 15, 2004.

COMMITTEES
The Board has established the following Committees:
....................................................................................................................................
                             NUMBER OF
                           MEETINGS IN
                               LAST
NAME OF COMMITTEE           FISCAL YEAR                FUNCTIONS                                       MEMBERS(1)
-----------------------------------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE                  6        Oversees the accounting and auditing procedures of the      Ives*, Lane* and Sherratt*
                                          Fund and, among other things, considers the selection of
                                          the independent accountants for the Fund and the scope
                                          of the audit, and considers the effect on the
                                          independence of those accountants of any non-audit
                                          services such accountants provide to the Fund and any
                                          audit or non-audit services such accountants provide to
                                          other MFS Funds, MFS and/or certain affiliates. The
                                          Committee is also responsible for the periodic review
                                          and approval of the Fund's custodial, transfer agency
                                          and administrative service fee arrangements, as well as
                                          for establishing procedures for the receipt, retention
                                          and treatment of complaints received by the Fund
                                          regarding accounting, internal accounting controls, or
                                          auditing matters and the confidential, anonymous
                                          submission of concerns regarding questionable Fund
                                          accounting matters by officers of the Fund and employees
                                          of the Fund's investment adviser, administrator,
                                          principal underwriter or any other provider of
                                          accounting-related services to
                                          the Fund.

COMPLIANCE AND                   12       Oversees the development and implementation of the          Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                      Fund's regulatory and fiduciary compliance policies,        Hegarty*, Ives* (ex-officio
                                          procedures and practices under the 1940 Act and other       member), Lane and Sherratt*
                                          applicable laws as well as oversight of compliance
                                          policies of the Fund's investment adviser and certain
                                          other service providers as they relate to Fund
                                          activities. The Fund's Independent Chief Compliance
                                          Officer reports directly to the Committee and assists
                                          the Committee in carrying out its responsibilities.In
                                          addition, the Committee advises and makes
                                          recommendations to the Board on matters concerning
                                          Trustee practices and recommendations concerning the
                                          functions and duties of the committees of the Board.

CONTRACTS REVIEW                 2        Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                 reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gunning,
                                          investment advisory and principal underwriting              Gutow, Hegarty, Ives, Lane,
                                          agreements and the Plan of Distribution under Rule 12b-1    Perera, Sherratt and
                                          that the Fund proposes to renew or continue, and to make    E. Smith)
                                          its recommendations to the full Board of Trustees on
                                          these matters.

NOMINATION AND                   2        Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                              event that a position is vacated or created. The            of the Board (Cohn, Gunning,
COMMITTEE                                 Committee will consider recommendations by shareholders     Gutow, Hegarty, Ives, Lane,
                                          when a vacancy exists. Shareholders wishing to recommend    Perera, Sherratt and
                                          candidates for Trustee for consideration by the             E. Smith)
                                          Committee may do so by writing to the Fund's Secretary
                                          at the principal executive office of the Fund. Such
                                          recommendations must be accompanied by biographical and
                                          occupational data on the candidate (including whether
                                          the candidate would be an "interested person" of the
                                          Fund), a written consent of the candidate to be named as
                                          a nominee and to serve as Trustee if elected, recorded
                                          and ownership information for the recommending
                                          shareholder with respect to the Fund, and a description
                                          of any arrangements or understandings regarding
                                          recommendation of the candidate for consideration. The
                                          Committee is also responsible for making recommendations
                                          to the Board regarding any necessary standards or
                                          qualifications for service on the Board. The Committee
                                          also reviews and makes recommendations to the Board
                                          regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND            6        Oversees the policies, procedures and practices of the      Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                          Fund with respect to brokerage transactions involving       Hegarty*, Ives* (ex-officio
COMMITTEE                                 portfolio securities as those policies, procedures and      member), Perera* and
                                          practices are carried out by MFS and its affiliates. The    E. Smith
                                          Committee also oversees the administration of the Fund's
                                          proxy voting policies and procedures by MFS. In
                                          addition, the Committee receives reports from MFS
                                          regarding the policies, procedures and practices of MFS
                                          and its affiliates in connection with their marketing
                                          and distribution of shares of the Fund.

PRICING COMMITTEE                6        Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                          securities and other assets held by the Fund and            Lane*, Perera* and
                                          determines or causes to be determined the fair value of     E. Smith*
                                          securities and assets for which market quotations are
                                          not "readily available" in accordance with the 1940 Act.
                                          The Committee delegates primary responsibility for
                                          carrying out these functions to MFS and MFS' internal
                                          valuation committee pursuant to pricing policies and
                                          procedures approved by the Committee and adopted by the
                                          full Board, which include methodologies to be followed
                                          by MFS to determine the fair values of portfolio
                                          securities and other assets held by the Fund for which
                                          market quotations are not readily available. The
                                          Committee meets periodically with the members of MFS'
                                          internal valuation committee to review and assess the
                                          quality of fair valuation and other pricing
                                          determinations made pursuant to the Fund's pricing
                                          policies and procedures, and to review and assess the
                                          policies and procedures themselves. The Committee also
                                          exercises the responsibilities of the Board under the
                                          Amortized Cost Valuation Procedures approved by the
                                          Board on behalf of each Fund which holds itself out as a
                                          "money market fund" in accordance with Rule 2a-7 under
                                          the 1940 Act.

----------------------------------------------------------------------------------------------------------------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................
    The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.


                                                            PAID TO MFS                           PAID TO
                         PAID TO              PAID TO        FOR CLASS    PAID TO MFSC            MFD FOR   AMOUNT     AGGREGATE
                         MFS FOR     AMOUNT   MFS FOR         R2 FOR      FOR TRANSFER  AMOUNT    PROGRAM   WAIVED   AMOUNT PAID TO
                        ADVISORY     WAIVED ADMINISTRATIVE ADMINISTRATIVE    AGENCY     WAIVED   MANAGEMENT   BY     MFS, MFSC AND
    FISCAL YEAR ENDED   SERVICES     BY MFS    SERVICES     SERVICES*       SERVICES**  BY MFSC   SERVICES    MFD         MFD
    -------------------------------------------------------------------------------------------------------------------------------
    October 31, 2004   $3,057       $1,317       $65           $17           $780        $780       N/A       N/A         $3,919
    April 30, 2004     $2,822       $1,203       $79           N/A(1)         $0         $870       N/A       N/A         $2,901

    ----------
      * Payment solely from assets attributable to Class R2 shares.
     ** In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.
    *** During 2004, the Fund changed its year-end from April 30 to October 31.
    (1) Class R2 shares commenced operations on September 1, 2004.

-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ......................................................................................................................

    The following sales charges were paid during the specified periods:

                               CLASS A INITIAL SALES CHARGES:                       CDSC PAID TO MFD ON:

                                                                                                     CLASS
                                          RETAINED    REALLOWED    CLASS A   CLASS B     CLASS C       529B     CLASS 529C
    FISCAL YEAR END*          TOTAL        BY MFD     TO DEALERS   SHARES    SHARES       SHARES      SHARES      SHARES
    -----------------------------------------------------------------------------------------------------------------------
    October 31, 2004            $0           $0           $0         $0        $0           $0          N/A         N/A
    April 30, 2004              $0           $0           $0         $0        $0           $0          N/A         N/A

                            CLASS 529A INITIAL SALES CHARGES:

                                        RETAINED    REALLOWED
    FISCAL YEAR END*          TOTAL      BY MFD    TO DEALERS
    -----------------------------------------------------------------------------------------------------------------------
    October 31, 2004           N/A         N/A         N/A
    April 30, 2004             N/A         N/A         N/A

    ----------------
    * During 2004, the Fund changed its year-end from April 30, to October 31.

    DEALER REALLOWANCES
    .......................................................................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A and Class 529A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A and Class 529A shares' offering price is:

                                                                            DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                                     PERCENT OF OFFERING PRICE
    -----------------------------------------------------------------------------------------------------------------------
     Less than $100,000                                                            4.00%
     $100,000 but less than $250,000                                               3.20%
     $250,000 but less than $500,000                                               2.25%
     $500,000 but less than $1,000,000                                             1.70%
     $1,000,000 or more                                                            None*

    ----------------
    * A CDSC will apply to such purchase for Class A shares only.

    DISTRIBUTION PLAN PAYMENTS
    .......................................................................................................................

    During the fiscal year ended October 31, 2004, the Fund made the following Distribution Plan payments:

                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    -----------------------------------------------------------------------------------------------------------------------
    Class A shares                                     $951                  $466                  $485
    Class B shares                                     $177                  $133                  $ 44
    Class C shares                                     $ 91                  $  0                  $ 91
    Class R1 shares                                    $ 34                  $ 17                  $ 17
    Class R2 shares                                    $ 34                  $ 17                  $ 17

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of
    Fund shares and to cover MFD's distribution and shareholder servicing costs.

-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:

                                                         BROKERAGE COMMISSIONS
    FISCAL YEAR END*                                          PAID BY FUND
    ---------------------------------------------------------------------------
    October 31, 2004                                              N/A
    April 30, 2004                                                N/A

    ----------------
    * During 2004, the Fund changed its year-end from April 30, to October 31.

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ...........................................................................

    BROKER-DEALER                                           VALUE OF SECURITIES
    ---------------------------------------------------------------------------
    None                                                       Not applicable

    TRANSACTIONS WITH RESEARCH FIRMS
    ..........................................................................

    During the last fiscal year ended October 31, 2004, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)
    ..........................................................................

    DOLLAR AMOUNT OF TRANSACTIONS              COMMISSIONS PAID ON TRANSACTIONS
    WITH RESEARCH FIRMS                              WITH RESEARCH FIRMS
    ---------------------------------------------------------------------------
    N/A                                                       N/A

    ----------------
    (1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of January 31, 2005, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the current Trustees, as of December 31, 2004.

        The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000

                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE                SECURITIES IN FUND             BY TRUSTEE
    ----------------------------------------------------------------------------
    Lawrence H. Cohn, M.D.                 N                          D
    David H. Gunning(1)                    N(1)                       D(1)
    William R. Gutow                       N                          D
    Michael Hegarty(1)                     N(1)                       N(1)
    J. Atwood Ives                         N                          D
    Amy B. Lane(1)                         N(1)                       A(1)
    Lawrence T. Perera                     N                          D
    J. Dale Sherratt                       N                          D
    Elaine R. Smith                        N                          D

    ----------------
    (1) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27, 2004, and Mr. Hegarty became a Trustee of the Fund on December 16, 2004.

    25% OR GREATER OWNERSHIP
    As of January 31, 2005, the following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) and are therefore presumed to control the Fund. All holdings are of record unless otherwise indicated.

                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------
    N/A
    5% OR GREATER OWNERSHIP OF SHARE CLASS
    As of January 31, 2005, the following table identifies those investors who own 5% or more of any class of the Fund's shares. All holdings are of record unless otherwise indicated.

    NAME AND ADDRESS OF INVESTOR OWNERSHIP           CLASS            PERCENTAGE
    ...........................................................................

    Massachusetts Financial Services Co.             Class A             21.30%
    Attn: Thomas Hastings                            Class C              6.53%
    9th Fl.                                          Class I             38.20%
    500 Boylston St.                                 Class R1            99.95%
    Boston, MA 02116-3740                            Class R2            99.95%

    ...........................................................................

    Robert W. Baird & Co. Inc.                       Class A             12.99%
    Attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    ...........................................................................

    Pershing LLC                                     Class A              7.09%
    P.O. Box 2052                                    Class C              5.07%
    Jersey City, NJ

    ...........................................................................

    MFS Heritage Trust Co. Trustee                   Class B             18.31%
    Attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston St.
    Boston, MA 02116

    ...........................................................................

    Wells Fargo Investments LLC                      Class B             5.41%
    608 Second Avenue South 8th Fl.
    Minneapolis, MN 55402-1916

    ...........................................................................

    Sterne Agee & Leach, Inc.                        Class C              9.47%
    813 Shades Creek PKWY STE 100B
    Birmingham, AL 35209-4459

    ...........................................................................

    American Enterprise Investment SVCS              Class C              8.84%
    P.O. Box 9446
    Minneapolis, MN 55440-9446

    ...........................................................................

    ADP Clearing & Outsourcing                       Class C              8.03%
    Attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    ...........................................................................

    First Clearing LLC                               Class C              8.00%
    Attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    ...........................................................................

    First Clearing LLC                               Class C              7.17%
    Attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116

    ...........................................................................

    NFSC FEBO                                        Class C              6.59%
    NFS/FMTC SEP IRA
    Attn: C. Giorgi VP-RSI
    MFS Investment Management
    500 Boylston Street
    Boston, MA 02116
    ...........................................................................

    TRS MFS Def Contribution Plan                    Class I             38.02%
    c/o Mark Leary
    MFS Investment Management, Inc.
    500 Boylston St., 6th Fl.
    Boston, MA 02116-3740

    ...........................................................................

    TRS 401k Plan                                    Class I             23.77%
    c/o Mark Leary
    MFS Investment Management, Inc.
    500 Boylston St., 6th Fl.
    Boston, MA 02116-3740

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through January 1, 2005, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------
                                                                           PAGE
I     Management of the Fund ..............................................   1
      Trustees/Officers ...................................................   1
      Investment Adviser ..................................................   1
      Administrator .......................................................   2
      Custodian ...........................................................   2
      Shareholder Servicing Agent .........................................   3
      Distributor .........................................................   3
      Program Manager .....................................................   3

      Codes of Ethics .....................................................   3

II    Principal Share Characteristics .....................................   3

      Class A, Class 529A and Class J Shares ..............................   3

      Class B, Class 529B, Class C, Class 529C, Class R1, Class R2 and
      Class I Shares ......................................................   4
      Waiver of Sales Charges .............................................   4
      Financial Adviser Commissions and Concessions .......................   4

      General .............................................................   4

III   Distribution Plan ...................................................   5
      Features Common to Each Class of Shares .............................   5
      Features Unique to Each Class of Shares .............................   6
IV    Investment Techniques, Practices, Risks and Restrictions.............   7
V     Net Income and Distributions ........................................   7
      Money Market Funds ..................................................   7
      Other Funds .........................................................   7

VI    Tax Considerations ..................................................   8

      Taxation of the Fund ................................................   8
      Taxation of Shareholders ............................................   8

      Special Rules for Municipal Fund Distributions ......................  11
      Special Considerations for 529 Share Classes ........................  12
VII   Portfolio Transactions and Brokerage Commissions ....................  13
VIII  Disclosure of Portfolio Holdings ....................................  14
IX    Determination of Net Asset Value ....................................  15
      Money Market Funds ..................................................  16
      Other Funds .........................................................  16
X     Shareholder Services ................................................  16
      Investment and Withdrawal Programs ..................................  16
      Exchange Privilege ..................................................  19
      Tax-Deferred Retirement Plans .......................................  20
      Qualified Tuition Programs ..........................................  20
XI    Description of Shares, Voting Rights and Liabilities ................  20
      Appendix A -- Waivers of Sales Charges .............................. A-1
      Appendix B -- Financial Intermediary Commissions and Concessions .... B-1
      Appendix C -- Investment Techniques, Practices and Risks ............ C-1
      Appendix D -- Description of Bond Ratings ........................... D-1
      Appendix E -- Trustees and Officers -- Identification and Background  E-1
      Appendix F -- Investment Restrictions ............................... F-1
      Appendix G -- Proxy Voting Policies and Procedures .................. G-1
      Appendix H -- Recipients of Non-Public Portfolio Holdings on an
                    Ongoing Basis ......................................... H-1


I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS

      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees have appointed several persons to serve as "Advisory Trustees", each of whom have been nominated by the Trustees for election as Trustees by shareholders.


      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


        MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies described in Appendix G to this SAI. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


      ADMINISTRATOR
       MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets.

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:


        First $2 billion                           0.01120%
        Next $2.5 billion                          0.00832%
        Next $2.5 billion                          0.00032%
        In excess of $7 billion                    0.00000%


        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services. MFD may retain this entire amount or may pay all or a portion of it to third parties that provide such services.


      CUSTODIAN
      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.1035% for the period from January 1, 2005 through March 31, 2005. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide omnibus accounting, network, sub-transfer agency and other shareholder services, including without limitation recordkeeping, reporting and transaction processing services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.


        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


    PROGRAM MANAGER

      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs. MFD may retain this entire amount or may pay or "reallow" all or a portion of it to third parties that provide program manager services.

      CODES OF ETHICS
      The Fund and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:


        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C. 20549-0102


      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


II    PRINCIPAL SHARE CHARACTERISTICS

      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial intermediary" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial intermediaries. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.


        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES
      MFD acts as distributor in selling Class B, Class C, Class R1, Class
      R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES
      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.


      FINANCIAL INTERMEDIARY COMMISSIONS AND CONCESSIONS MFD pays commissions and provides concessions to financial intermediaries that sell Fund shares. These financial intermediary commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial intermediaries are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial intermediaries. MFD may benefit from its temporary holding of funds paid to it by financial intermediaries for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.

      SERVICE FEES -- The Distribution Plan provides that the Fund shall pay MFD a service fee equal on an annual basis to a maximum of 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") as compensation for shareholder servicing and account maintenance activities. At its discretion, MFD may in turn pay all or a portion of these fees to financial intermediaries that perform shareholder servicing and/or account maintenance activities. Shareholder servicing and account maintenance activities may include, but are not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. The service fees payable by MFD to any financial intermediary may be subject in whole or in part to such minimum account or payment requirements or other standards as MFD may set in its discretion. MFD or its affiliates are entitled to retain all or any portion of the service fees payable under the Distribution Plan, including when MFD is the broker of record or you have not designated a broker of record, or for which the minimum account or payment requirements or other standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and financial intermediaries for their expenses incurred in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.

      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial intermediaries with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial intermediaries the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial intermediaries become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial intermediaries upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial intermediaries of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial intermediaries at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial intermediaries, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial intermediaries will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial intermediaries), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial intermediaries) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial intermediary making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial intermediary making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial intermediary also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial intermediaries and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

IV    INVESTMENT TECHNIQUES, PRACTICES,

      RISKS AND RESTRICTIONS
      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such techiques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Fund" in Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.


V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND

      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code.

        In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested
        (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

        In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph
      (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

        As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS
      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.


        For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

        In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than Capital Gain Dividends, as defined below) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

        Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), ("Capital Gains Dividends") whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.


      U.S. TAXATION OF NON-U.S. PERSONS -- In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "Non-U.S. Person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person,
      (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Person and the Non-U.S. Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual Non-U.S. Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable year beginning after December 31, 2004. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

        If a beneficial holder who is a Non-U.S. Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

        The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a Non-U.S. Person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to Non-U.S. Persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those Non-U.S. Persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

        Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States,
      (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by Non-U.S. Persons.


      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the diversification requirements of Subchapter M of the Code.


      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.


      TAX SHELTER REPORTING -- Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

        In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

        In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Adviser may use brokerage commissions from the Fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid. The Research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Fund has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

        If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

        Certain Funds have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive a credit for part of the brokerage commission paid, which is applied against expenses of the Funds. In addition, the Funds have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

VIII  DISCLOSURE OF PORTFOLIO HOLDINGS.

      The Funds have established a policy governing the disclosure of a Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' chief compliance officer or a senior member of the MFS compliance department acting under the supervision of MFS' chief compliance officer (an "Authorized Person").

        Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

        Neither MFS nor the Funds will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

        A Fund's portfolio holdings are considered to be publicly disclosed:
      (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

      DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information, and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

        In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Funds' Independent Chief Compliance Officer and the Board of Trustees of the Funds. MFS also reports to the Board of Trustees of the Funds regarding the disclosure of information regarding the Funds that is not publicly available.

        Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

        o Employees of MFS or MFD (collectively "Fund representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Funds. Full portfolio holdings are disclosed to a Fund's custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Fund's pricing service vendors and broker- dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

        o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

        In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund Representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

        o Fund Representatives may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund Representatives may also express their views orally or in writing on one or more of a Fund's portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

        o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

        The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

      ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Fund Representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix H to this SAI, or permit the recipients identified on Appendix H to this SAI to have access to non-public Fund portfolio holdings, on an on-going basis.

        This list of recipients on Appendix H is current as of December 28, 2004, and any additions, modifications or deletions to this list that have occurred since December 28, 2004 are not reflected. The portfolio holdings of the Funds which are provided to these recipients, or to which these recipients have access, may be the Funds' current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.

IX    DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class.

      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


X     SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS
      The Fund makes available certain programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial intermediary or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Each payment under a Systematic
      Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge).


        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares.

      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.


      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial intermediary or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses).

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial intermediaries or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.


    TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial intermediaries, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.

        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                                    AVAILABLE SHARE CLASS
      ----------------                                    ---------------------
      Between $0 and $1 million                            Class C shares
      Between $1 million and $10 million                   Class R1, R2 shares
      Over $10 million                                     Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS
      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.


XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.


        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administration and any other institutions having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.


WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                             --------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1. WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
   FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
   ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
   A. 401(a) PLANS AND ESP PLANS**
-----------------------------------------------------------------------------------------------------------------------------------
   o To the extent that redemption proceeds are used to pay expenses (or certain                           x         x         x
     participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).
-----------------------------------------------------------------------------------------------------------------------------------

   o Transfers due to the eligibility of a MFS Serviced Plan to move its investment              x         x         x         x
     into a new share class under certain eligibility criteria established from time to time by MFD (sales charges waived may vary depending upon the criteria established by MFD).

-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired pursuant to repayments by retirement plan participants of loans             x         x         x         x
     from 401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
   o By a retirement plan which established an account with MFSC between                                             x
     July 1, 1996 and December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
   o By a retirement plan whose sponsoring organization subscribes  to the MFS                                       x
     Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before
     December 31, 2002). A plan with a pre- existing account(s) with any MFS
     Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
   o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                     x         x         x
     maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
   B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
   o All MFS Serviced Plans.                                                                                                   x
-----------------------------------------------------------------------------------------------------------------------------------
   o Transfers due to the eligibility of an MFS Serviced Plan to move its investment             x         x         x         x
     into a new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
   o Transfer to rollover IRA from an MFS Serviced Plan.                                         x                             x
-----------------------------------------------------------------------------------------------------------------------------------
   o Reinvestment of Redemption Proceeds from Class B Shares                                     x         x

       => Shares acquired by a retirement plan whose account application was received by MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

       => Shares acquired by a retirement plan whose account application was received by MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2. WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
   A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
   o Where the retirement plan and/or sponsoring organization demonstrates to the                x         x
     satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March 30, 2001) or
     $1,000,000 or more (applies only when the certification is received by MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a)
     with respect to plans which establish an account with MFSC on or after
     November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved;
     or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3. WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
   A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
   o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                        x         x         x
     disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
   o Eligible participant distributions, such as distributions due to death, disability,                   x         x         x
     financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
   o Loan from 401(a) or ESP Plan.                                                                         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
   o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2),                       x         x         x
     as amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------
   o Termination of employment of 401(a) or ESP Plan                                                       x         x         x
     participant (excluding, however, a termination of the Plan).
-----------------------------------------------------------------------------------------------------------------------------------
   o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                                 x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
   o Distributions from a 401(a) or ESP Plan that has invested its assets in one or                        x         x         x
     more of the MFS Funds for more than 10 years from the later to occur of (i)
     January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all
     MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the
     MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS
     Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------
   o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or                x
     401(a) Plan participant has attained the age of 59 1/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
   o Certain involuntary redemptions and redemptions in connection with certain                            x         x         x
     automatic withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
   o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or                               x         x         x
     SAR-SEP Plan participant, as applicable, has attained the age of 701/2 years old, but only with respect to the minimum distribution under Code rules.
-----------------------------------------------------------------------------------------------------------------------------------
  B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
   o Transfers to an IRA rollover account where any sales charges with respect                             x         x         x
     to the shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

   o Shares acquired by retirement plans or trust accounts whose financial                       x         x
     intermediaries have entered into an administrative services agreement with
     MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
  D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by an IRA owner if: (i) the purchase represents the timely                  x         x
     rollover of distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's
     Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4. WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
  A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired on behalf of a group, association or employer sponsored                     x         x         x         x
     plan, pursuant to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
  B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
   o The initial sales charge imposed on purchases of Class 529 shares, and the                  x         x         x         x
     CDSC imposed on certain redemptions of Class A, B and C shares, are waived where Class 529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class
     529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
  C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by 529 tuition programs whose sponsors or administrators                    x         x
     have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
  D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares redeemed where the redemption proceeds are used to pay for qualified                           x         x         x
     higher education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the
     CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
  E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares redeemed where the account beneficiary has received a scholarship,                             x         x         x
     up to the amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
  F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares redeemed on account of the death of the 529 plan account beneficiary                                     x         x
     if the shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------

  G. USA COLLEGECONNECT 529 PLAN
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired as a result of the conversion of the USA CollegeConnect 529                 x         x
     Plan to the MFS 529 Savings Plan (shares acquired after the conversion are not entitled to a waiver under this category).
-----------------------------------------------------------------------------------------------------------------------------------
5. OTHER WAIVERS

-----------------------------------------------------------------------------------------------------------------------------------
   A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired through dividend or capital gain reinvestment.                              x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by automatic reinvestment of distributions of dividends and                 x         x         x         x
     capital gains of any fund in the MFS Funds pursuant to the Distribution
     Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------
   B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by officers, eligible directors, employees (including                       x         x         x         x
     retired employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by trustees and retired trustees of any investment company                  x         x         x         x
     for which MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by employees, directors, partners, officers and trustees of                 x         x         x         x
     any sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

   o Shares acquired by employees or registered representatives of financial                     x         x         x         x
     intermediaries.

-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by certain family members of any such individual identified                 x         x         x         x
     above and their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by institutional clients of MFS or MFS Institutional                        x         x         x         x
     Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
   C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares redeemed at an MFS Fund's direction due to the small size of a                                 x         x         x
     shareholder's account.
-----------------------------------------------------------------------------------------------------------------------------------
  D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by certain bank trust departments or law firms acting as                    x         x
     trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
  E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
   o The initial sales charge imposed on purchases of Class A shares and the                     x         x
     contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the
     MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
   F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
   o Systematic Withdrawal Plan redemptions with respect to up to 10% per year                                       x         x
     (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
   G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares redeemed on the account of the death of the account owner (e.g.,                                         x         x
     shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
   H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares redeemed on account of the disability of the account owner if shares                                     x         x
     are held either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
  I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares acquired by investments through certain dealers (including                           x         x
     registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------

  J. INSURANCE COMPANY SEPARATE ACCOUNTS

-----------------------------------------------------------------------------------------------------------------------------------
  o Shares acquired by insurance company separate accounts.                                      x         x
-----------------------------------------------------------------------------------------------------------------------------------
  K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
   o Shares redeemed from TA Plans or bank trust client accounts where MFS has                                                 x
     not paid an up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by MFS.
-----------------------------------------------------------------------------------------------------------------------------------
 * Includes corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL INTERMEDIARY COMMISSIONS AND
    CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial intermediaries by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial intermediaries. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.

      As described below, financial intermediaries may receive different sales commissions and other compensation with respect to sales of various classes of Fund shares.

    CLASS A, 529A AND J SHARES
    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial intermediaries, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial intermediary reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial intermediaries an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      In addition, from time to time, MFD may pay financial intermediaries up to 100% of the applicable sales charge paid by you on purchases of Class A, Class 529A and Class J shares of certain specified Funds sold by a financial intermediaries during a specified sales period.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).


      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.


      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:


    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000,
                             plus
    0.50%                    Over  $3,000,000  to $50,000,000,
                             plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.


      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial intermediaries on new investments made through such financial intermediaries as follows:

    PAYMENTS
    TO FINANCIAL
    ADVISERS                   CUMULATIVE PURCHASE AMOUNT

    --------------------------------------------------------------------------
    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


      For purposes of determining the level of commissions to be paid to financial intermediaries with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial intermediaries of 3.75% of the purchase price of Class B and 529B shares purchased through financial intermediaries. MFD will also advance to financial intermediaries the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial intermediary upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial intermediaries equal to 3.00% of the amount purchased through such financial intermediaries (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial intermediaries, but instead pays an amount to financial intermediaries equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.


    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial intermediaries 1.00% of the purchase price of Class C and 529C shares purchased through financial intermediaries, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial intermediary, but instead pays an amount to the financial intermediary up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial intermediary under either option discussed above at the financial intermediaries discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial intermediaries:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans

    OPTION A

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------

    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000

      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


      For purposes of determining the level of commissions to be paid to financial intermediaries under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial intermediaries which are designed to maximize the commissions paid by MFD to financial intermediaries.


    OPTION B
    --------
      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------

      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial intermediaries will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------
      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL PAYMENTS TO FINANCIAL
    INTERMEDIARIES
    Your financial intermediary may receive various forms of compensation from you, the Funds or MFD (for purposes of this section only, together with its affiliates, "MFD") in connection with the sale of shares of a Fund to you or your remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. The types of payments include:

      o Front-end or contingent deferred sales loads (if applicable), which are payable from your investment to MFD, and all or a portion of which is payable by MFD to financial intermediaries as commissions (described above under "Financial Intermediary Commissions and Concessions");

      o Payments under Rule 12b-1 Plans or Class R2 and R3 Administrative Plans and 529 Administrative Services Fees, each of which are asset-based charges paid from the assets of a Fund and allocated to the class of shares to which the plan or fee relates (described above under "Distribution Plan," "Management of the Fund- Program Manager," and "Management of the Fund - Administrator");

      o Shareholder servicing payments for providing omnibus accounting, networking, sub-transfer agency or other shareholder services, which are paid from the assets of a Fund as reimbursement to MFSC for expenses incurred on behalf of the Fund (described above under "Management of the Fund - Shareholder Servicing Agent"); and

      o Payments by MFD out of its own assets. MFD may make these payments in addition to payments described above. Your financial intermediary may receive payments from MFD that fall within one or more of the following categories, each of which is described in greater detail below:

      o Retail Marketing Support Payments;

      o Program Support Payments;

      o Processing Support Payments; and

      o Other Payments.

      These payments may provide an additional incentive to your financial intermediary to actively promote the Funds or cooperate with the MFD's promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular fund or a share class. You should ask your financial intermediary for information about any payments it receives from MFD or the Funds and any services it provides, as well as about fees and/ or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund's purchase or sale of portfolio securities. However, the Funds and MFS do not consider a financial intermediary's sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

      In determining what types of payments that MFD may make to a financial intermediary, MFD distinguishes between Retail Assets and Program Assets. "Retail Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through a financial intermediary's retail distribution channel. "Program Assets" are shares (or the value of shares as determined from time to time) of a Fund sold or held through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust department and insurance (e.g., individual or group annuity) programs. A single financial intermediary may receive payments from MFD with respect to both Retail Assets ("Retail Marketing Support Payments") and Program Assets ("Program Support Payments").

      Set forth below under the caption "NASD Member Broker-Dealers Receiving Marketing Support and/or Program Support Payments" is a list of the member firms of the NASD to which MFD expects (as of December 31, 2004) to make Retail Marketing Support and Program Support Payments. Payments may also be made to affiliates of these firms. Any additions, modifications or deletions to the broker-dealers identified in this list that have occurred since December 31, 2004 are not reflected. In addition to member firms of the NASD, MFD also makes Retail Marketing Support and Program Support Payments to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies and plan administrators. These firms are not listed in this list. You should ask your financial intermediary if it receives Retail Marketing Support or Program Support Payments from MFD.

    RETAIL MARKETING SUPPORT PAYMENTS MFD may make payments for marketing support and/or administrative services to financial intermediaries that sell the Funds, or provide services to the Funds and shareholders, through the financial intermediary's retail distribution channel. In addition to the opportunity to participate in a financial intermediary's retail distribution channel, retail marketing support may include one or more of the following: business planning assistance, educating financial intermediary personnel about the Funds, assistance with Fund shareholder financial planning, placement on the financial intermediary's preferred or recommended fund list, access to sales representatives and management representatives of the financial intermediary, and administrative and account maintenance services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. MFD generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, the sum of 0.10% of that financial intermediary's total sales of the Funds (with respect to both Retail Assets and Program Assets), and 0.05% of the total Fund assets attributable to that financial intermediary (with respect to the aggregate of both Retail Assets and Program Assets). Since this restriction on Retail Marketing Support Payments is based upon both Retail Assets and Program Assets, the Retail Marketing Support Payments may be greater than if such payments were calculated only on the basis of Retail Assets attributable to the financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Retail Marketing Support Payments made under an existing agreement with Linsco/Private Ledger Corp. ("LPL") are not subject to the above restrictions, but payments to LPL on Retail Assets will not exceed, on an annual basis for any calendar year, 0.15% of the total Fund assets (Retail Assets and Program Assets) attributable to LPL. Retail Marketing Support Payments may be in addition to other payments to a financial intermediary, including "Program Support Payments" described below.

    PROGRAM SUPPORT PAYMENTS MFD may make payments for administrative services and/or marketing support to certain financial intermediaries that sell the Funds or provide services to MFD, the Funds or shareholders of the Funds, through programs such as retirement plan, qualified tuition plan, fund supermarket, fee-based advisory or wrap fee, bank trust program and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary's program, program support may include one or more of the following, which will vary depending upon the nature of the program: participant or shareholder record-keeping, reporting or transaction processing, program administration, fund/investment selection and monitoring, enrollment and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

      MFD compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Program support payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the Program Assets attributable to that financial intermediary. This limitation is subject to certain limited exceptions and may be increased or otherwise modified by MFD from time to time. Program Support Payments may be in addition to other payments to a financial intermediary, including "Retail Marketing Support Payments" described above.

    PROCESSING SUPPORT PAYMENTS MFD may make payments to certain financial intermediaries that sell Fund shares (Retail Assets and/or Program Assets) to help offset the financial intermediaries' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

    OTHER PAYMENTS From time to time, MFD, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares (Retail Assets and/or Program Assets). Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD's policies and applicable law. These payments may vary depending upon the nature of the event.

    NASD MEMBER BROKER-DEALERS RECEIVING MARKETING SUPPORT AND/OR PROGRAM SUPPORT PAYMENTS NASD member broker-dealers (including their respective affiliates) receiving marketing support and/or program support payments as of December 31, 2004:

    Valic Trust Company
    New York Life Insurance and Annuity Corp
    Mass Mutual Life Insurance Company
    American United Life
    Hewitt Services LLC
    ICMA RC Services LLC
    Dean Witter Reynolds
    Fidelity Inst'l Brokerage Group
    Fidelity Inst'l Retirement Services
    Lincoln Life
    T. Rowe Price
    The Vanguard Group
    A. G. Edwards & Sons
    ABN AMRO
    ADP / Scudder
    AIG Network
    American Express
    Banc One Securities Corp.
    Becker & Suffern Ltd.
    Cadaret Grant & Co. Inc.
    Charles Schwab & Co.
    Chase Investment Services
    Citicorp Investments Svcs
    Citigroup - Smith Barney
    Commonwealth Financial
    CUNA Brokerage Svsc
    HD Vest
    IFMG Securities Inc.
    Amvescap
    Invesmart
    JP Morgan American Century
    Legg Mason Wood and Walker
    Lehman Brothers, Inc.
    Merrill Lynch
    Metlife Securities
    Mid-Atlantic
    Morgan Stanley DW Inc.
    Northwestern Mutual Investment Services
    One Group
    Prudential Investment Management Services
    Raymond James Associates
    Raymond James Financial Services
    RBC Dain Rauscher
    Robert W. Baird
    Securities America Inc.
    Stanton Group
    State Street Global Markets
    The 401K Company
    UBS Financial Services
    UBS Paine Webber
    US Bancorp Investments
    Wachovia Securities, LLC
    Wells Fargo Investments LLC
    LPL

      Any additions, modifications or deletions to the list of financial intermediaries identified above that have occurred since December 31, 2004 are not reflected.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS

    Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the MFS Funds may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Fund" on this Appendix C does not mean that each Fund in the MFS Family of Funds may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Fund.

    INVESTMENT TECHNIQUES AND PRACTICES

    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED  SECURITIES:    The  Fund may purchase the following types of
    asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.


      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness and also may originate loans. When the Fund purchases a loan, the Fund acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Fund invests are secured, although some may be unsecured in part or in full. Loans purchased by the Fund may be in default at the time of purchase. Loans that are fully secured should protect the Fund better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

      Loans in which the Fund invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

      If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

      The Fund may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Fund may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Fund assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Fund purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Fund must rely on another party not only for the enforcement of the Fund's rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Fund also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

      The Fund also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

      The Fund's ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Fund, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Fund may be required to rely on another party to collect and to pass on to the Fund amounts payable with respect to the loan or other direct indebtedness and to enforce the Fund's rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      The Fund may invest in revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

      The Fund may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Fund may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

    Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.


      The Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.


      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.


      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.


    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.


      The Fund may enter into credit default swap contracts. The Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). The Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. Although it may do so, the Fund is not obligated to engage in any of these practices.

      As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.


      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                          DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                        MOODY'S INVESTORS SERVICE, INC.

    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                        STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                     FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------


                                                         MFS FUNDS BOARD


                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees, Advisory Trustees and officers of each Trust, as of January 1, 2005, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

-----------------------------------------------------------------------------------------------------------------------------------
                            POSITION(s) HELD       TRUSTEE/OFFICER                  PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH            WITH FUND               SINCE(1)             DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives            Trustee and Chair of    February 1992        Private investor; Eastern Enterprises (diversified
(born 05/01/36)           Trustees                                     services company), Chairman, Trustee and Chief
                                                                       Executive Officer (until November 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.    Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                        Harvard Medical School, Professor of Surgery
-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning          Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                        provider), Vice Chairman/ Director (since April
                                                                       2001); Encinitos Ventures (private investment
                                                                       company), Principal (1997 to April 2001); Lincoln
                                                                       Electric Holdings, Inc. (welding equipment
                                                                       manufacturer), Director; Southwest Gas Corporation
                                                                       (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow          Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                        Entertainment Management Company (video franchise),
                                                                       Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------
Michael Hegarty           Trustee                 December 2004        Retired; AXA Financial (financial services and
(born 12/21/44)                                                        insurance), Vice Chairman and Chief Operating
                                                                       Officer (until May 2001); The Equitable Life
                                                                       Assurance Society (insurance), President and Chief
                                                                       Operating Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane               Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                        Investment Banking Group (1997 to February 2001);
                                                                       Borders Group, Inc. (book and music retailer),
                                                                       Director; Federal Realty Investment Trust (real
                                                                       estate investment trust), Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera        Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt          Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                        specialists), President; Wellfleet Investments
                                                                       (investor in health care companies), Managing
                                                                       General Partner (since 1993); Cambridge
                                                                       Nutraceuticals (professional nutritional products),
                                                                       Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith           Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      President and Advisory  December 2004        Massachusetts Financial Services Company, Chief
(born 10/20/63)           Trustee                 (Advisory Trustee);  Executive Officer, President, Chief Investment
                                                  February - December  Officer and Director
                                                  2004 (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior
(born 03/06/59)           Assistant Clerk                              Vice President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey N. Carp(3)        Secretary and Clerk     September 2004       Massachusetts Financial Services Company, Senior
(born 12/1/56)                                                         Vice President, General Counsel and Secretary
                                                                       (since April 2004); Hale and Dorr LLP (law firm)
                                                                       (prior to April 2004)
-----------------------------------------------------------------------------------------------------------------------------------
James F. DesMarais(3)     Assistant Secretary and September 2004       Massachusetts Financial Services Company, Assistant
(born 03/09/61)           Assistant Clerk                              General Counsel
-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)   Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                        President (since April 2003); Brown Brothers
                                                                       Harriman & Co., Senior Vice President (November
                                                                       2002 to April 2003); ING Groep N.V./Aeltus
                                                                       Investment Management, Senior Vice President (prior
                                                                       to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------
Richard M. Hisey(3)       Treasurer               August 2002          Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                        Vice President (since July 2002); The Bank of New
                                                                       York, Senior Vice President (September 2000 to July
                                                                       2002); Lexington Global Asset Managers, Inc.,
                                                                       Executive Vice President and Chief Financial
                                                                       Officer (prior to September 2000); Lexington Funds,
                                                                       Chief Financial Officer (prior to September 2000)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hourihan(3)      Assistant Secretary and September 2004       Massachusetts Financial Services Company, Vice
(born 11/11/64)           Assistant Clerk                              President, Senior Counsel and Assistant Secretary
                                                                       (since June 2004); Affiliated Managers Group, Inc.,
                                                                       Chief Legal Officer/ Centralized Compliance Program
                                                                       (January to April 2004); Fidelity Research &
                                                                       Management Company, Assistant General Counsel
                                                                       (prior to January 2004)
-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)         Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                        President
-----------------------------------------------------------------------------------------------------------------------------------
Frank L. Tarantino        Independent Chief       June 2004            Tarantino LLC (provider of compliance services),
(born 03/07/44)           Compliance Officer                           Principal (since June 2004); CRA Business
                                                                       Strategies Group (consulting services), Executive
                                                                       Vice President (April 2003 to June 2004); David L.
                                                                       Babson & Co. (investment adviser), Managing
                                                                       Director, Chief Administrative Officer and Director
                                                                       (February 1997 to March 2003)
-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)          Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                        Vice President
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.

Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 99 funds within the MFS Family of Funds.

In addition, the Trustees have appointed Robert J. Manning, Robert C. Pozen and Laurie J. Thomsen as Advisory Trustees and have nominated each to be elected as Trustees by shareholders. If elected, Messrs. Manning and Pozen would serve as interested
Trustees while Ms. Thomsen would serve as an independent Trustee. Information relating to Messrs. Manning and Pozen and Ms.
Thomsen is continued in the table below. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees.

-----------------------------------------------------------------------------------------------------------------------------------
ADVISORY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)      Advisory Trustee and    December 2004        Massachusetts Financial Services Company, Chief
(born 10/20/63)           President               (Advisory Trustee);  Executive Officer, President, Chief Investment
                                                  February-December    Officer and Director
                                                  2004 (Trustee)
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Pozen(3)        Advisory Trustee        December 2004        Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                   (Advisory Trustee);  (since February 2004); Harvard Law School
                                                  February-December    (education), John Olin Visiting Professor (since
                                                  2004 (Trustee)       July 2002); Secretary of Economic Affairs, The
                                                                       Commonwealth of Massachusetts (January 2002 to
                                                                       December 2002); Fidelity Investments, Vice Chairman
                                                                       (June 2000 to December 2001); Fidelity Management &
                                                                       Research Company (investment adviser), President
                                                                       (March 1997 to July 2001); The Bank of New York
                                                                       (financial services), Director; Bell Canada
                                                                       Enterprises (telecommunications), Director;
                                                                       Medtronic, Inc. (medical technology), Director;
                                                                       Telesat (satellite communications), Director
-----------------------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen         Advisory Trustee        December 2004        Private investor; Prism Venture Partners (venture
(born 08/05/57)                                                        capital), Co-founder and General Partner (until
                                                                       June 2004); St. Paul Travelers Companies
                                                                       (commercial property liability insurance), Director
-----------------------------------------------------------------------------------------------------------------------------------

------------
(1) Date first appointed to serve as Trustee/Officer of a Trust. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

            (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

            (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

            (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

            (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

            (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.


    FOR THE MFS FLOATING RATE HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For purposes of this restriction, loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation.


    FOR THE MFS HIGH INCOME FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.


    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:


    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

            (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------


                     MASSACHUSETTS FINANCIAL SERVICES COMPANY

                       PROXY VOTING POLICIES AND PROCEDURES
               SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004

    Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds").

      These policies and procedures include:

            A. Voting Guidelines;

            B. Administrative Procedures;

            C. Monitoring System;

            D. Records Retention; and

            E. Reports.

    A. VOTING GUIDELINES

    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

      From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

      Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

      MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

      MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

      MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS
    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS
    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

      Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

           a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

           b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

           c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

           a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

           b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

           c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

           d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

      The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

      When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS
    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                    UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                  INTRODUCTION
    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

      JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

      For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                               AUDITOR STANDARDS
                                    AUDITORS
    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

      In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

      To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

      It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

      This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                               BOARD OF DIRECTORS
                             ELECTION OF DIRECTORS
    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

      As a general policy, the following factors should always be taken into consideration:

        o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

        o The company's performance relative to its peer group and the market indices against which the company is measured;

        o The independence of the Directors (as is more fully described in the Policies, below);

        o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

        o Company management's track record;

        o The attendance records of Directors, which should not fall below 75 percent;

        o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

        o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

        o The views of employee and shareholder groups with respect to particular circumstances at a company;

        o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

        o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                             INDEPENDENT DIRECTORS
    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

      With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

      A director is considered NOT INDEPENDENT if he or she:

        o Is, or has been, employed by the company or an affiliate;

        o Is one of the company's paid advisors/ consultants;

        o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

        o Is, or is affiliated with a company that is, a significant customer or supplier;

        o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

        o Has a personal services contract with the company;

        o Is related to a Director or Officer of the company;

        o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

        o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

        o Is a member of the immediate family of any person described above.


             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                AUDIT COMMITTEE
    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

      The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                             COMPENSATION COMMITTEE
    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO
    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

      Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                               CLASSIFIED BOARDS
    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

      We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                  TERM LIMITS
    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                               DIRECTOR LIABILITY
    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

      The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

      The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

      The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

      Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

      The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

        o breach of duty of loyalty;

        o omissions not committed in good faith or acts committed intentionally or in violation of the law;

        o acts involving unlawful purchase or redemption of stock;

        o payment of unlawful dividends; or

        o receipt of improper personal benefits.

      In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                INDEMNIFICATION
    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

      This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

      Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                  COMPENSATION
                               STOCK OPTION PLANS
    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

      In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium- Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance- Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

      Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

      This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                          EXECUTIVE COMPENSATION PLANS
    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

      This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

      This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                               GOLDEN PARACHUTES
    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

      However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

      As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS
    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

      JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                              CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD
    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK
    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                          BLANK-CHECK PREFERRED STOCK
    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                REINCORPORATION
    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)
    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

      This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                           BOARD SIZE & COMPENSATION
    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                       SUPERMAJORITY VOTING REQUIREMENTS
    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                               DUAL CLASS VOTING
    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                               CUMULATIVE VOTING
    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

      Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                            APPROVING OTHER BUSINESS
    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                           EQUAL ACCESS TO THE PROXY
    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                             FAIR-PRICE PROVISIONS
    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

--------------------
PART II - APPENDIX H
--------------------

                                      RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS
                                                  ON AN ONGOING BASIS

    NAME OF RECIPIENT                                                           PURPOSE OF DISCLOSURE
    -----------------                                                           ---------------------
    BARRA, Inc. ..........................................................      Analytical tool
    Bloomberg L.P. .......................................................      Analytical tool
    Bowne ................................................................      Typesetting and Printing Services
    Carol Norton .........................................................      Independent Contractors-Proxy Voting
    Deloitte & Touche LLP ................................................      Auditor
    Ernst & Young LLP ....................................................      Auditor
    Eagle Investment Systems Corp. .......................................      Accounting System
    FactSet Research Systems Inc. ........................................      Analytical tool
    Financial Models Company Ltd. ........................................      Accounting System
    GainsKeeper, Inc. ....................................................      Accounting System
    GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions .................      Software Vendor
    G. H. Dean Co. .......................................................      Typesetting and Printing Services
    Institutional Shareholder Services Inc. ..............................      Proxy Service Provider
    ITG, Inc. ............................................................      Analytical tool
    JP Morgan Chase Bank .................................................      Fund Custodian
    Loan Pricing Corp. ...................................................      Fund Pricing
    The MacGregor Group ..................................................      Software Vendor
    Mark-It Partners (Loan X) ............................................      Fund Pricing
    Merrill Lynch, Pierce, Fenner & Smith, Incorporated ..................      Fund Analysis
    OMGEO LLC ............................................................      Software vendor
    Palmer & Dodge LLP ...................................................      Review Loan Participation Documents
    Saloman Analytics Inc. ...............................................      Analytical tool
    Standard & Poor's Securities Evaluations Services ....................      Fund Pricing
    Standard and Poor's, a Division of the McGraw-Hill Companies                Analytical tool
    State Street Bank and Trust Company ..................................      Custodian
    Strategic Advisers, Inc., a Fidelity Investments company .............      Fund Analysis

             This list is current as of December 28, 2004, and any additions, modifications or deletions to the list that have occurred since December 28, 2004 are not reflected.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[Logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116

                                                         MFS-REVPART2-SAI-1/05